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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 7, 2001


                          UNITED PETROLEUM CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                   0-25006                13-3103494
  (STATE OR OTHER JURISDICTION       (COMMISSION            (IRS EMPLOYER
        OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)



         5800 N.W. 74TH AVENUE
             MIAMI, FLORIDA                                     33166

         (ADDRESS OF PRINCIPAL                                (ZIP CODE)
          EXECUTIVE OFFICES)


                                 (305) 592-5101

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         ON SEPTEMBER 7, 2001, THE COMPANY RECEIVED NOTICE FROM HAMILTON BANK, THE HOLDER OF THE COMPANY'S $23 MILLION INSTITUTIONAL LOAN, THAT THE BANK HAD ACCELERATED THE MATURITY OF THAT LOAN.

         THE COMPANY IS DISCUSSING MEANS OF REPAYING THE LOAN WITH THE BANK, AND HAS ENGAGED GULF ATLANTIC CAPITAL CORPORATION TO ADVISE THE COMPANY REGARDING ITS STRATEGIC ALTERNATIVES.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITED PETROLEUM CORPORATION
                                      (Registrant)



                                     By: /s/ JORGE CANO

                                         Jorge Cano, President & Director

Date: September 12, 2001